o GOF P-2
                        SUPPLEMENT DATED FEBRUARY 7, 2007
                  TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH
                               OF THE FUNDS LISTED

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                    Templeton Foreign Smaller Companies Fund

                     TEMPLETON GLOBAL SMALLER COMPANIES FUND

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                        Foreign Smaller Companies Series

I. The prospectus is supplemented by adding the following under the sections entitled "Goal and Strategies" and "Buying Shares":

     Effective April 30, 2007, the Fund will be closed to all new investors. Initial purchases can only be made after the closure date by participants of comprehensive fee or advisory fee arrangements if the program sponsor was invested in the Fund on the closure date, Employer Sponsored Retirement Plans with participant accounts invested in the Fund on the closure date, or by investors purchasing on behalf of an Employer Sponsored Retirement Plan if another Employer Sponsored Retirement Plan, sponsored by the same employer, was invested in the Fund on the closure date. If you are an existing investor in the Fund, you can continue to invest through exchanges and additional purchases, including purchases made through reinvestment of dividends or capital gains distributions. You can also transfer your Fund shares to a new account in the Fund. The Fund reserves the right to modify this policy at any time.

II. The following is added under the section "Selling Shares":

     You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply. Please also keep in mind that for the Fund, if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

                Please keep this supplement for future reference.